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                                                                EXHIBIT 10.52


                             SALES AGENCY AGREEMENT/
                         CONFIDENTIAL REDACTED VERSION

                                      FOR

                    THE SALE OF TELECOMMUNICATIONS SERVICES


         This Sales Agency Agreement (THE "AGREEMENT") is made and entered into as of the 1st day of June, 1995 (THE "EFFECTIVE DATE") by and between WorldCom, Inc. d/b/a LDDS WorldCom ("LDDS"), a Georgia corporation with its place of business in East Rutherford, New Jersey and CONSORTIUM 2000 ("SALES AGENCY") , a California corporation with its principal place of business in Culver City, California and whose Federal Tax Identification Number is 95-4217361. For and in consideration of the mutual promises and covenants set forth hereinafter, the parties agree as follows:

1.       PRIOR AGREEMENT

         a. The parties acknowledge there currently exists between them a Master Sales Agency Agreement for the Sale of Telecommunications Services dated November 1, 1993 between Sales Agency and WorldCom Network Services, Inc. (formerly WilTel, Inc.), an LDDS affiliate, as amended by that certain Addendum dated January 11, 1994, that certain Amended and Restated Appendix D dated March 25, 1994 and that certain Modification to that Certain Amended and Restated Appendix D dated September 28, 1994 (COLLECTIVELY, THE "PRIOR AGREEMENT"). As of the date of this Agreement, the parties agree that the Prior Agreement shall be null and void.

         b. Notwithstanding anything to the contrary contained in Subsection 1(a) above, LDDS agrees to pay the following commissions (COLLECTIVELY, THE "PRIOR COMMISSIONS") on the net (i.e., after the application of discounts, if any) monthly measured usage charges for Switched Services sold by Sales Agency under the Prior Agreement with respect to those End Users listed on Schedule 1, which is attached hereto and incorporated herein by reference ("EXISTING CUSTOMERS"), or with respect to those current prospects as of the date of this Agreement which have been specifically identified by Sales Agency and approved by LDDS and which are listed on Schedule 1A, which is attached hereto and incorporated herein by reference ("POTENTIAL CUSTOMERS"):

                 (i)      *         on all WilPLUS IV, Option 1 Service sold by
                          Sales Agency to Existing Customers under the Prior Agreement on or before July 19, 1994;


* AN ASTERISK in this document indicates that the portion of the text so marked is confidential and has been omitted and filed separately with the Securities and Exchange Commission.



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                 (ii)     *         on all WilPLUS IV, Option 1 Service sold by
                          Sales Agency to Existing Customers under the Prior Agreement after July 19, 1994;

                 (iii)    *         on all Switched Services sold by Sales
                          Agency to Potential Customers; and

                 (iv)     *         on all Switched Services sold by Sales
                          Agency to Pioneer Financial Services, Inc.
                          ("PIONEER").

         c. The Prior Commissions will continue to be paid by LDDS as long as the end users associated with the Prior Commissions remain an LDDS customer subject to Subsections 5(a)and 5(b) below; provided, however, LDDS reserves the right, exercisable in its sole discretion, to adjust or revise the monthly measured usage charges of Existing Customers (including Pioneer and Potential Customers) in the event of toll fraud, PIC disputes or any other extraordinary event including without limitation, bad debt.

2.       RELATIONSHIP

         a. LDDS appoints Sales Agency (and Sales Agency accepts such appointment) as its non-exclusive authorized sales representative for the sale of LDDS' telecommunications services listed in Article I of Appendix A which is attached hereto and incorporated herein by reference and as may be amended from time to time (THE "SERVICES") to residential and commercial end users (HEREINAFTER REFERRED TO AS "CUSTOMERS").

         b. LDDS reserves the right to add, discontinue, supersede or alter any of the Services subject to this Agreement, including but not limited to the charges for such Services. Such right may be exercised by LDDS at any time during the Initial Term of this Agreement or any extension thereof. Any successor Services (which will not include any new or additional Services) ("SUCCESSOR SERVICES") may be sold by Sales Agency during the Initial Term (and any extensions thereof) of this Agreement; provided, however, LDDS reserves the right, exercisable in its sole discretion, to adjust the amount of Commissions (as described in Section 5) to be paid to Sales Agency relative to such Successor Services.

         c. Sales Agent's use of the term "AUTHORIZED SALES AGENCY OF LDDS" will only be as specified in Section 9 of this Agreement entitled "Authorized Use of LDDS Name". Sales Agency will only identify itself as an Authorized Sales Agency of LDDS with respect to the Services and in all





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                 other cases will identify itself as an independent business.

         d. Neither party hereto is an employee of the other and neither has any right nor any authority to act on behalf of the other beyond that expressly granted herein. Sales Agency shall conduct its business at its own initiative, responsibility and expense.

         e. During the Initial Term of this Agreement and any extension thereof, LDDS reserves the right, without obligation or liability to Sales Agency for payment of compensation or otherwise, to market the Services, whether through its own employees, agents or representatives, through other independent representative(s), or otherwise.

         f. Provided Sales Agency complies with Subsection 5(m) below, Sales Agency may telemarket the Services provided such telemarketing (including verification of orders obtained therefrom) conforms with applicable FCC and state regulations, including without limitation the regulations promulgated by the FCC in 47 C.F.R., Part 64, Subpart K. Section 64.1100 or any successor regulations. For the purposes of this Agreement, "telemarketing" shall mean developing customer leads by "cold calling" potential customers over the telephone and shall include without limitation the utilization of telemarketing centers and the canvassing of potential customers by means of auto dialers or similar methods.

3.       TERM

         a. This Agreement shall become effective as of the Effective Date and shall continue in effect for a period of five (5) years (THE "INITIAL TERM") , subject to cancellation by either party at any time during the Initial Term upon not less than ninety
                 (90) days written notice to the other party. Upon expiration of the Initial Term, unless terminated as provided in Subsection (b) below, this Agreement shall automatically continue in force on a month-to-month basis subject to termination by either party on thirty (30) days written notice.

         b. LDDS may terminate this Agreement (i) if Sales Agency becomes insolvent, makes an assignment for the benefit of creditors or files a petition for reorganization; (ii) if a petition in bankruptcy is filed by or against Sales Agency; or (iii) if Sales Agency is in breach of this Agreement or is otherwise in default to LDDS or any LDDS parent, subsidiary or affiliated company under this or any other agreement which default is not cured within any applicable cure period. LDDS agrees to give Sales Agency (x) seven (7) days notice in which to cure a default under Subsections 2(f), 3(c), 6(f) and 13(a), and (y) thirty (30) days notice in which to cure any other default





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                 hereunder.  Any notice period given under this Subsection (b)
                 shall be without prejudice for any claim for damages or any other right of LDDS under this Agreement at the time of such termination.

         c. Customers obtaining Services sold by Sales Agency shall be customers of LDDS in all respects and Sales Agent shall have no property right in such Customers. During the Initial Term (and any extensions thereof), Sales Agency agrees not to contact any Customers for the purpose of inducing them to switch to another long distance services provider.

4.       EXCLUDED ACCOUNTS/EXCLUSIVE TERRITORY

         For purposes of this Agreement, subject to Section 1 above, LDDS hereby excludes (i.e., Sales Agency shall not receive a Commission on) any sales to the following Customers (HEREINAFTER COLLECTIVELY REFERRED TO AS "EXCLUDED ACCOUNTS"):

                 (i) Customers for which an order was placed for the installation of Service by Sales Agency prior to the date of this Agreement.

                 (ii) Customers for which a prior order was placed with LDDS by someone other than Sales Agency (which shall include delivery to LDDS of a services agreement directly by a Customer) subject to the sole discretion of LDDS.

                 (iii) Customers outside the geographic territory described in Article II of Appendix A, which is attached hereto and incorporated herein by reference (THE "AUTHORIZED TERRITORY").

                 (iv) As provided in the applicable Commission Plan (as defined below) as may be amended from to time.

                 (v) From time to time, any specific customers, potential customers or end users (which includes working telephone numbers (WTNs), billed telephone numbers
                          (BTNs) and automatic number identifications ("ANIs")) of which Sales Agency has received at least thirty
                          (30) days' notice from LDDS.

5.       COMMISSION

         a. LDDS agrees to pay Sales Agency a commission on collected revenues (THE "COMMISSION") pursuant to the schedule, terms and conditions set forth in this Agreement and Article III of Appendix A attached hereto and incorporated herein by reference (THE "COMMISSION PLAN"), for the sale of Service to any Customer within the Authorized





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                 Territory, that is not an Excluded Account as described in
                 Section 4 above.

         b . Notwithstanding the Commission Plan described in Article III of Appendix A, upon (i) the scheduled expiration of the Initial Term of this Agreement as defined in Subsection 3(a) above, (ii) LDDS' early cancellation of this Agreement upon ninety (90) days' notice pursuant to Subsection 3(a) above, or (iii) LDDS' termination of this Agreement pursuant to Subsection 3(b) above, LDDS will continue paying Sales Agency the following Commission based on the Aggregate Monthly Volume (as defined in Article III of Appendix A) for Switched Services sold by Sales Agency to Customers during the Initial Term who remain LDDS Customers after the scheduled expiration or early cancellation of the Initial Term:

                 Aggregrate Amount                          Commission
                 -----------------                          ----------
                 $250,000+                                      *
                 $200,000 - $249,999                            *
                 $150,000 - $199,999                            *
                 $100,000 - $149,999                            *
                 $ 50,000 - $ 99,999                            *
                 $      0 - $ 49,999                            *

         c. Sales Agency will receive a Commission upon execution by a Customer of an approved LDDS service agreement ("SERVICE AGREEMENT") , as may be amended from time to time by LDDS. Commissions will be paid (i) within forty-five (45) days after the end of the month in which Customers are billed by LDDS, and (ii) only so long as the Service remains installed. "INSTALLED SERVICE" shall mean the completion of the activation of facilities and placement of equipment, if any, necessary for LDDS to provide the Service in question. LDDS shall have no liability for and Sales Agency shall not be entitled to Commissions for any Service ordered by Service Contract but not installed, even if such failure is due to the acts or omissions of LDDS.

         d. Commission advances will be calculated at one hundred percent (100%) of the billed revenue, that is, after taking into account the application of any discounts. Provided, however, in the event a Customer does not pay an invoice in full within ninety (90) days after the relevant invoice date ("DELINQUENT CUSTOMER"), LDDS may, at its sole option, deduct from the amount owed Sales Agency an amount equal to the Commissions paid on all then past due amounts attributable to said Delinquent Customer. Further, LDDS will not pay any future Commissions with respect to said Delinquent Customer.
                 However, as soon as the Delinquent Customer is current on all LDDS invoices, LDDS will (i) resume paying Commissions as provided herein with respect to said Delinquent Customer, and
                 (ii) pay all





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                 Commissions deducted from Sales Agency (if any) due to such
                 Delinquent Customer. In the event a Customer cancels Service prior to the end of any minimum term liability associated with such Service, Sales Agency shall be entitled to a pro rata share of the amount, if any, received by LDDS as a cancellation charge, provided payment therefor is received by LDDS within sixty (60) days of the invoice date for the cancellation charge in question.

         e. Remittance of all Commissions due Sales Agency will be according to the Commission Plan. A monthly statement listing all sales of Services for which Sales Agency is being paid a Commission will be provided by LDDS. All remittances shall be paid by LDDS in U.S. dollars.

         f. LDDS reserves the right not to pay Sales Agency Commissions in the event more than ten percent (10%) of the Services sold hereunder are used directly or indirectly by Sales Agency or any affiliate of Sales Agency. Further, Sales Agency shall not use any portion of the Commission in order to offer any Customer a rebate, credit, or other similar form of compensation.

         g. LDDS reserves the right, exercisable in its sole discretion, to adjust or revise the monthly measured usage charges of Customers in the event of toll fraud, PIC disputes or any other extraordinary event including without limitation, bad debt.

         h. Sales Agency will be solely responsible for the payment of taxes and other fees that may be due as a result of LDDS' payment of a Commission as described herein.

         i. LDDS shall have the right to set off against any payment due by it hereunder (including without limitation, Commissions due pursuant to this Section 5) any amounts owed to it by Sales Agency under this Agreement or any other agreement between Sales Agency and LDDS or Sales Agency and any parent, subsidiary or affiliated company of LDDS, including without limitation, Disputed Transfer Charges (as described in Subsection 6(m) below). If, for any reason whatsoever (including without limitation, termination of this Agreement), at the end of any calendar month any amount is due LDDS from Sales Agency, LDDS may, at its option, demand that such amount be paid to it in cash by Sales Agency within thirty (30) days after the last day of such calendar month.





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6.       SALES AGENCY'S RESPONSIBILITIES

         Sales Agency agrees to:

         a. Sell and take orders for LDDS' tariffed offerings as further described in Article I of Appendix A in coordination with LDDS as appropriate and necessary.

         b. Upon request, provide LDDS for its review all proposals for the Services and permit LDDS to conduct periodic sales reviews and account reviews with Sales Agency.

         c. Establish and maintain a trained and capable sales force necessary to sell the Services. Sales Agency further agrees that such sales force shall meet all reasonable quality and/or certification standards which may be established by LDDS from time to time.

         d. Sell the Services to non-Excluded Accounts in Sales Agency's Authorized Territory in accordance with the prices, terms and conditions set forth in the applicable tariffs, price lists and Service Contracts of LDDS, as may be amended from time to time; provided, it is understood that LDDS is under no obligation to provide nontariffed pricing or nontariffed Service to any Customers or potential customers.

         e. Make only such representations concerning the price, tariff, contract terms and conditions, functions, capabilities, characteristics, design, installation date or availability of any Services that have been approved by LDDS.

         f. Market the Services in a manner consistent with the standard for marketing of such Services which LDDS shall specify as necessary to protect service marks or trade names used in connection with the Services. All activities of Sales Agency hereunder shall be in compliance with such sales, service and engineering standards promulgated by LDDS which are then in effect. Provided, Sales Agency may only use those marketing and sales material which have been (i) supplied by LDDS, or
                 (ii) produced by Sales Agency and prior approved by LDDS. In the event LDDS determines, in its sole discretion, that certain of Sales Agency's marketing or sales practices are misleading or otherwise objectionable, LDDS shall notify Sales Agency in writing to immediately cease such activities. In the event such activities continue, LDDS will have the right to terminate this Agreement in accordance with Subsection 3(b) above.

         g. Use commercially reasonable efforts at all times to give prompt, courteous and efficient service to Customers, act in accordance with the highest standards of honesty, integrity and fair dealing in all dealings with such





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                 Customers and LDDS, and do nothing which would tend to
                 discredit, dishonor, reflect adversely upon or in any manner injure the reputation of LDDS.

         h. Explain the Services and advise Customers on the use of such Services and, if applicable, the compatibility of the Services with other LDDS products and services offered for sale by Sales Agency.

         i. Notify LDDS immediately upon notice to it of any Customer attempting to cancel any Service Contract delivered by Sales Agency.

         j. Provide LDDS with a 24 hour seven day per week maintenance number to which LDDS will be able to call toll free to report Service problems following installation or any other inquires regarding the maintenance of Service. Sales Agency will make available to LDDS qualified personnel on a full-time basis who are capable of clearing service problems and coordinating the resolution of maintenance or Service problems with LDDS's Customer Service and Service maintenance personnel.

         k. Maintain insurance coverage in amounts and according to the terms set forth in Appendix B, which is attached hereto and incorporated herein by reference.

         l. Maintain documents and records ("RECORDS") supporting the sales of Services which are the subject of this Agreement for a period of not less than twelve (12) months or such other longer period as may be required by applicable law, rule or regulation and which are capable of being produced within a reasonable period of time upon the request of LDDS.

         m. Obtain appropriate and valid letters of agency in writing ("LOA") from all Customers in the form prescribed by LDDS which will designate LDDS as Customer's "Primary Interexchange Carrier", and submit to LDDS such LOAs duly executed by Customers with each Order submitted by Sales Agency. LDDS reserves the right to verify, in a manner determined solely by LDDS, any or all LOAs submitted by Customer. In the event there are disputed transfers in connection with Customers obtained by Sales Agency for whatever reason, Sales Agency will be responsible for (i) all reasonable charges incurred by LDDS to transfer Customers to the LDDS network in accordance with standard LEC charges, (ii) all reasonable charges incurred by LDDS to transfer Customers back to their previous interexchange carrier in accordance with standard LEC charges,
                 (iii) all reasonable measured usage charges repaid to Customer as determined in the sole discretion of LDDS, and (iv) any other reasonable damages suffered by or awards against LDDS resulting from disputed transfers (COLLECTIVELY, THE "DISPUTED TRANSFER CHARGES").





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         n.      Cooperate fully, at LDDS's expense, in the collection,
                 compilation and maintenance of data required to be reported by LDDS pursuant to any federal or state statute, regulation or order. LDDS represents that to the best of its knowledge, as of the date of this Agreement, there are no reporting requirements imposed on LDDS which require cooperation of Sales Agency other than in completing standard sales documents and maintaining Records.

7.       SERVICES BY LDDS

         a. LDDS may, in its sole discretion, offer the following services (at a cost, if any, to be borne by Sales Agency if Sales Agency agrees to such services):

                 (i) Marketing of the Services and the provision of promotional literature to Sales Agency in such quantities as LDDS deems appropriate.

                 (ii) The provision of training to Sales Agency's employees to the extent determined by LDDS.

                 (iii) The provision of technical support to Sales Agency's personnel to the extent determined by LDDS.

         b. LDDS also agrees to perform, directly or through a third party, the following functions:

                 (i) Credit approvals and credit limit updates, billing and commercially reasonable collection functions for the Services sold by Sales Agency under this Agreement.

                 (ii) Install, maintain and support the Service(s) sold by Sales Agency pursuant to this Agreement in accordance with LDDS's applicable tariffs and Service Contracts. Provided, however, LDDS shall have no responsibility for or liability in connection with any other services or products sold by Sales Agency. LDDS reserves the right to deal directly with the Customer(s) in all matters, including but not limited to those involving the installation, maintenance, support and removal of the Services. Provided, further, Sales Agency shall receive commission credit for sales arising from such dealings which are not otherwise restricted under Section 5 above.

8.       SERVICE ORDERING PROCEDURES, CREDIT AND CANCELLATION OF SERVICE

         a. From time to time, LDDS shall inform Sales Agency of the terms on which it is willing to accept orders ("ORDERS") for the Services, including Customer payment, standards





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                 of Customer creditworthiness, standard installation intervals, physical availability of facilities, order and Service
                 Contract format, data requirements and other specifications as to the manner of conducting business.

         b. Sales Agency shall submit all Orders for Services to provided by LDDS on completed Service Contracts which have been prior approved by LDDS. LDDS agrees to receive and process Service Contracts for Services from Sales Agency through its centralized customer service group ("LDDS SUPPORT GROUP") in accordance with its normal practices.

         c. All Orders for Services shall be subject to (i) the availability of suitable facilities which shall be determined in the sole discretion of LDDS, and (ii) the approval and acceptance by LDDS in accordance with its common carrier rights and obligations. LDDS reserves the right, exercisable in its sole discretion, to (i) reject any Order submitted by Sales Agency, or (ii) discontinue offering or selling any Service to any Customer. In the event of such rejection or discontinuance, LDDS shall not incur any liability to Sales Agency.

         d. LDDS reserves the right to independently verify the creditworthiness of any Customer and to reject any Customer, before or after the Service Contract is accepted by LDDS on the basis of its credit history or financial condition.

         e. LDDS reserves the right to require a deposit, secured collateralizations, or letters of credit, from any Customer in an amount to be determined by LDDS, in its sole discretion, based on the estimated usage of the Customer. Further, LDDS may increase the amount of the deposit in the event Customer's usage exceeds said usage estimate.

         f. LDDS reserves the right to cancel Service to any Customer for non-payment or other cause in accordance with applicable Service Contracts or LDDS tariff.

9.       AUTHORIZED USE OF LDDS NAME

         a. Sales Agency may refer to itself during the term of this Agreement as an "AUTHORIZED LDDS SALES AGENCY" solely in connection with Services sold by Sales Agency hereunder. Further, LDDS grants Sales Agency a limited license to use its name and federally registered and protected service marks (and any other service marks authorized by LDDS) solely for the purpose of obtaining Customers under this Agreement; provided, however, any use by Sales Agency of LDDS' name and service marks must be prior approved, in writing, by LDDS.





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         b.      Sales Agency shall refer to itself as an authorized agent of
                 LDDS whenever it refers to the Services in promotional, advertising, or other materials. In addition, Sales Agency shall provide to LDDS for its prior review and written approval, which approval may be withheld for any reason, all promotions, advertising or other materials or activity using or displaying LDDS' name, the Services or referring to Sales Agency as an authorized agent of LDDS. Sales Agency agrees to change or correct, at Sales Agency's expense, any such material or activity which LDDS, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable.

         c. Upon expiration or termination of this Agreement for whatever reason, Sales Agency shall immediately cease referring to itself as an "Authorized LDDS Sales Agency."

10.      CONFIDENTIAL INFORMATION

         a. The parties understand and agree that the terms and conditions of this Agreement, all documents referenced herein (including invoices to Customers for Service), communications between the parties regarding this Agreement or the Services described herein (including price quotes by LDDS for any Services proposed to be provided or actually provided to a Customer), Customer information and information relevant to any other agreement between the parties (COLLECTIVELY "CONFIDENTIAL INFORMATION"), are confidential as between Sales Agency and LDDS.

         b. A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or agents of a party including their respective brokers, lenders, insurance carriers or prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

         c. The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.





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         d.      The provisions of this Section 10 will be effective as of the date of this Agreement and remain in full force and effect for a period equal to the longer of: (i) one (1) year following the Effective Date of this Agreement; or (ii) one (1) year following the termination of all Commissions due Customer hereunder.

         e. Within ten (10) days after the expiration of this Agreement or the termination of this Agreement by either party for any reason, each party shall return to the other any physical or written records containing such confidential information of the other then in its possession, regardless of whether such physical or written records were prepared by Sales Agency or by LDDS.

11. INDEMNIFICATION Sales Agency agrees to indemnify and hold LDDS harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorney's fees and costs of litigation, resulting from Sales Agency's acts, omissions or misrepresentations, regardless of the form of action, including, but not limited to any Disputed Transfer charges from local exchange carriers incurred by LDDS for primary interexchange carrier ("PIC") selection for which Sales Agency cannot produce an appropriate and valid LOA relevant to the PIC charge in question.

12. LIMITED LIABILITY IN NO EVENT WILL LDDS' PERFORMANCE OR FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER (INCLUDING WITHOUT LIMITATION, LDDS' GROSS NEGLIGENCE OR WILFUL MISCONDUCT) RESULT IN LDDS' LIABILITY TO SALES AGENCY OR ANY THIRD PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT WHETHER BASED ON ANY THEORY OF TORT, BREACH OF CONTRACT OR STATUTE OR WHETHER AT LAW OR IN EQUITY.

13.      GENERAL PROVISIONS

         a. Assignment; Subcontracting: Sales Agency may not assign this Agreement, in whole or in part, without the prior written consent of LDDS which may be given or withheld at the sole discretion of LDDS. Any attempt to assign any of the rights, duties or obligations of this Agreement without such consent shall be void and shall entitle LDDS to terminate this Agreement in accordance with Subsection 3(b) above

         b. Amendment: Except as otherwise provided herein, this Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of Sales Agency and LDDS and shall not be modified or supplemented by any course of dealing or trade usage.





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                                 Page 12 of 15

         c. Waiver: No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

         d. Surviving Obligations: All obligations and duties which by their nature extend beyond the expiration or termination of this Agreement shall survive and remain in effect beyond any expiration or termination.

         e. Choice of Law; Forum: This Agreement is governed by the law of the State of Oklahoma without regard to choice of law principles. Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and LDDS hereby submit to such jurisdiction, hereby expressly waiving whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and LDDS hereby agree to service by U.S. Mail at the notice addresses referenced in Subsection (k) below. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days from the date of posting.

         f. Force Majeure: Neither party shall be held liable for any delay or failure in performance of any part of this Agreement because of cause or circumstances beyond its control such as acts of God, acts of civil or military authorities, legislative, executive or judicial acts of any governmental entity, cable cuts, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, or other major environmental disturbances, power blackouts, strikes, or from any other cause of whatsoever kind arising without its actual fault (collectively referred to as "FORCE MAJEURE CONDITIONS"). In the event of a Force Majeure Condition affecting either party, both parties shall cooperate as appropriate to perform their obligations under this Agreement.

         g. Successors Bound: This Agreement shall be binding upon and inure to the benefit of any permitted successors or assigns of the parties.

         h. Acrency Orders: All obligations under this Agreement shall be subject to legislation and to valid and applicable government agency orders, regulations, tariff provisions, and decisions and orders of courts of competent jurisdiction.

         i. Severability: Both parties expressly agree that it is not the intention of either party to violate public policy or state or federal statutory or common laws and that if





                                                                    CONFIDENTIAL
                 any sentence, paragraph, clause or combination thereof in this Agreement is in violation of the same, such paragraph, clause, or sentence, or combination of the same shall be inoperative and the remainder of this Agreement shall remain binding upon the parties hereto.

         j. Headings: The headings in this Agreement are for convenience only and shall not be construed to define or in any way limit any terms herein.

         k. Notice: All notices, requests, or other communications other than Service Contracts or related order forms/correspondence placed with the LDDS Sales Support Group, made under this Agreement shall be made in writing and shall be deemed delivered (i) upon actual receipt if hand delivered, (ii) three (3) business days after posting with the United States Mail, postage prepaid, certified or registered, (iii) one (1) business day after pick up by an overnight mail service, or
                 (iv) one (1) business day after the date of sender's electronic confirmation of receipt if sent by facsimile transmission. Notices may be sent to the following addresses or Fax numbers, which addresses or Fax numbers may be changed by written notice to the other party.

                 To Sales Agency:                To LDDS:

                 Consortium 2000                 WorldCom, Inc.
                 6167 Bristol Parkway            One Meadowlands Plaza
                 Suite 300                       East Rutherford, NJ 07073
                 Culver City, CA 90230

                 Attn:                           Attn:
                      -------------------             -----------------


         l. Improper Payments - Practices: Sales Agency will not use any funds received under this Agreement for illegal or otherwise improper purposes related to this Agreement. Sales Agency will not pay any commissions, fees or rebates to any employee of LDDS nor favor any employee of LDDS with gifts or entertainment of significant value. Sales Agency further represents and undertakes: (i) that in the course of performing the services contemplated by this Agreement, no expenditures for other than lawful purposes will be made by Sales Agency (including the principals or employees thereof or parties under the control of Sales Agency); (ii) that no payments will be made by Sales Agency in the performance of its services under this Agreement to government officials or the employees or officials of prospective users of international telecommunications services in contravention of the prescriptions of the Foreign Corrupt Practices Act of the United States of America (Pub.L. 100-418, as amended or hereafter amended), and that no government official has any direct or indirect ownership or investment interest in Sales Agency or interest in the revenues or profits of





                                                                    CONFIDENTIAL

                 Sales Agency; and (iii) that, on request of LDDS, Sales Agency shall furnish a certificate attested to by the chief operating officer or principal of Sales Agency to the effect that Sales Agency, its officers, directors, principals, employees and authorized agents thereof performing services under this Agreement are in compliance with the foregoing representations and undertakings. If LDDS has reasonable cause to believe that the provisions of the preceding sentences have been violated, LDDS, or its representative, may audit the records of Sales Agency, for the sole purpose of establishing compliance with such requirements.

         m. Entire Agreement: This Agreement consists of all the terms and conditions contained herein, in the Appendices attached hereto, and in documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the subject matter hereof. No subsequent agreement between the parties concerning this Agreement or the subject matter hereof shall be effective or binding unless it is made in writing and subscribed to by authorized representatives of Sales Agency and LDDS.

         Both parties represent they have read this Agreement, understand it and agree to be bound by all the terms and conditions stated herein.

WORLDCOM, INC.                         CONSORTIUM 2000
d/b/a LDDS Worldcom

/s/ GEORGE P. HAMPTON                                [SIG]
-----------------------------          -----------------------------------
       (Signature)                                 (Signature)


    George P. Hampton                                [SIG]
-----------------------------          -----------------------------------
       (Print Name)                                (Print Name)


     Vice President                          Executive Vice President
-----------------------------          -----------------------------------
          (Title)                                    (Title)






                                                                    CONFIDENTIAL

                                   APPENDIX A

         This Appendix A is made as of the 1st day of June, 1995, to that certain Sales Agency Agreement for the Sale of Telecommunications Services, made by and between WorldCom, Inc. d/b/a LDDS WorldCom ("LDDS") and Consortium 2000 ("SALES AGENCY") dated as of June 1, 1995.

I.       SERVICES, RATES AND DISCOUNTS TO BE OFFERED BY SALES AGENCY

         a.      MTS.

         b.      CALLING CARD.

         c.      PERFORMANCE 2000.

         d.      PRECISION PLUS.

         e.      HOME PLUS.

         f.      EXACT CALL.

         g.      EASY ANSWER.

         h.      PERFORMANCE 4000.

         i.      WORLD ONE.

         j.      WILNET (PRIVATE LINE INTEREXCHANGE SERVICE)

         Note:   The Services listed in (a) through (i) above (including the applicable rates and discounts) are further described in LDDS' F.C.C. Tariff No. 2 as may be amended from time to time, and the Service listed in (j) above (including the applicable rates and discounts) are further described in WorldCom Network Services, Inc. d/b/a WilTel (an LDDS affiliate) F.C.C. Tariff No. 4 as may be amended from time to time.

II.      AUTHORIZED TERRITORY

         Continental United States of America.

III.     COMMISSION PLAN

         a. During the Initial Term and any automatic extension thereof, Sales Agency will receive the following Commissions on each Customer's account that has a gross monthly usage of at least $10.00.

                 i.  *    for each International Service sold by Sales Agency,
                 based on the net billed monthly usage of each Customer's International measured usage charges (i.e., after discounts).


                                        Page 1 of 2               CONFIDENTIAL

                 ii. The following Commission for each domestic Service sold by Sales Agency (which shall include Alaska, Hawaii, Puerto Rico, the United States Virgin Islands and Washington, D.C.), based on (i) the net billed monthly usage charges of each Customer's domestic measured usage charges (i.e., after discounts), and (ii) the net billed monthly recurring interexchange Service charges of each Customer's domestic monthly recurring charges. Commissions shall not be paid on installation, local access, special construction charges, taxes or any other charges by a third party).

                      Aggregate
                   Monthly Volume*          Commission
                   $1,000 - $100,000            *
                 $100,001 - $200,000            *
                 $200,000 - $300,000            *
                 $300,001 - $400,000            *
                 $400,001 - $500,000            *
                        $500,000+               *

                 * For purposes of this Agreement, "Aggregate Monthly Volume" shall mean (i) the aggregate net (i.e., after discounts, if any) measured usage charges of all Services (including without limitation, International Services) sold by Sales Agency, and (ii) the aggregate net monthly recurring interexchange Service charges sold by Sales Agency. Aggregate Monthly Volume shall exclude installation, local access, special construction charges, taxes or any other charges by a third party).

b.       If, at any time, Sales Agency's Aggregate Monthly Volume is less than
* LDDS may at its option cancel this Agreement upon thirty (30) days written notice at which time LDDS will not be responsible for paying any further Commissions.

c. No Commissions shall be paid on installation, operator services, local access, special construction charges, ancillary services, special features (e.g., enhanced 800 time of day routing), taxes or any other charges or surcharges by a third party.

d. Commissions shall not be paid in any month in which Sales Agency's Commissions are less than $100. If Sales Agency's Commissions are less than LDDS may withhold payment until such amount is at least *



                                        Page 2 of 2               CONFIDENTIAL

                                   APPENDIX B

         This Appendix B is made as of the 1st day of June, 1995, to that certain Sales Agency Agreement for the Sale of Telecommunications Services, made by and between WorldCom, Inc. d/b/a LDDS WorldCom ("LDDS") and Consortium 2000 ("SALES AGENCY") dated as of June 1, 1995.

                             INSURANCE REQUIREMENTS

         1. Sales Agency shall obtain, pay for and maintain insurance for the coverages and amounts of coverage not less than those set forth below and shall provide to LDDS certificates issued by insurance companies satisfactory to LDDS to evidence such coverages. Such certificates shall provide that there shall be no termination, non-renewal, or modification of such coverage without thirty (30) days' prior written notice to LDDS. In the event of any failure by Sales Agency to comply with the provisions of this paragraph, LDDS may, at its option, on notice to Sales Agency, suspend this Agreement until there is full compliance with this paragraph, or terminate the Agreement.

                 a. Workers' Compensation complying with the law of the State or States of operation, whether or not such coverage is required by law, and Employer's Liability insurance with limits of $500,000 each accident, including occupational disease coverage with a limit of $500,000 each employee and $500,000 disease policy limit. If work is to be performed in Nevada, North Dakota, Ohio, Wyoming, Washington or West Virginia, Sales Agency will purchase Workers' Compensation in the State Fund established in the respective States. Stop Gap Coverage or Employers Overhead coverage shall be purchased.

                 b. Commercial General Liability insurance with a combined single limit for bodily injury and property damage of $1,000,000 each occurrence and general and products liability aggregates of $2,000,000 each, covering all insurable obligations or operations of Sales Agency. Policy shall include no modifications that reduce the standard coverages provided under a Commercial General Liability insurance policy form.

                 c. Business Automobile Liability insurance with a combined single limit for bodily injury and property damage of $1,000,000 each occurrence to include coverage for all owned, non-owned and hired vehicles.

         2. Notwithstanding the requirements contained in Section 1 above, Sales Agency will not be required to pay for and maintain insurance for the coverages and amounts of coverage set forth in Section 1 above if Sales Agency is exempt by applicable state law or statute from compulsory coverage of such insurance. If Sales Agency is not exempt by applicable



                                        Page 1 of 2               CONFIDENTIAL
         state law or statute from compulsory coverage of such insurance, LDDS agrees to waive such requirements; provided, however, in such case, Sales Agency agrees to indemnify and hold LDDS harmless from any and all claims, actions, damages, expenses and other liabilities, including reasonable attorney's fees and costs of litigation, resulting from any workers' compensation claim or claim for bodily injury and/or property damage asserted by sales Agency or any third party in conjunction with or arising from the subject matter of this Agreement.

         3. In the event coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance provided in 1 through 3 above, Contractor shall, upon written request, provide LDDS with a certified copy of the involved insurance policy or policies within ten (10) business days of receipt of such request.

         4. Sales Agency waives its right, and its underwriters right, of subrogation against LDDS, its Officers, Directors, Agents, and Employees thereof, and corporate shareholder and its Officers, Directors, Agents and Employees thereof, providing that such waiver in writing, prior to loss does not void or alter coverage.

         5. Neither the insurance required herein or the amount or type of insurance maintained by Sales Agency shall limit or affect the extent of Sales Agency's liability hereunder for injury, death, loss or damage.

         6. LDDS and its Affiliates, shall not insure or be responsible for any loss or damage to property of any kind owned or leased by Sales Agency or its employees, servants and agents. Any policy of insurance covering the Property owned or leased by Sales Agency against loss by physical damage shall provide that the underwriters have given their permission to waive their rights of subrogation against LDDS, its affiliates and their directors, officers and employees, directors, officers and employees thereof.



                                        Page 2 of 2               CONFIDENTIAL

                                   SCHEDULE 1

                               EXISTING CUSTOMERS


         1. All ANIs (Residential) under Account Nos. 854-185281 and 854-187924 with WorldCom Network Services, Inc. (an affiliate of LDDS).

         2.      See the attached listing of Commercial Accounts.

VENDOR   #              AGGOO8(CTM)

CONSORTIUM 2000

6167 BRISTOL PARKWAY, SUITE 300
COLVER CITY, CA 90230
310-827-4200

ONE PLUS COMMISSIONS
APRIL 1995

[ * All prices on this table have been omitted for purposes of confidentiality and are filed separately with the Securities and Exchange Commission.]

===================================================================================================================================
                                                                  -- AGING OF INVOICES AS OF 5/16/95 --
                                                                    1-30    31-60    61-90    Over 90
                                                                    Days     Days     Days     Days
                                                                    Past     Past     Past     Past
CUST #             CUSTOMER NAME                           INVOICE Invoice  Invoice  Invoice  Invoice   DATE     SHORT  COMM  COMM
                                                              DATE  Date     Date     Date     Date    CLEARED    PAY   RATE  AMT
===================================================================================================================================
                   <C
BAN8493            EMCO FOOD SERVICE SYSTEMS              03/20/95                                     04/12/95

BAN8496            EMCO FOOD SERVICE SYSTEMS              03/20/95                *                    04/12/95         *

BAN8497            EMCO FOOD SERVICE SYSTEMS              03/20/95                                     04/12/95

BAN8581            PIONEER FINANCIAL SERVICES             03/20/95                                     04/10/95

BAN8670            METRO BANK                             03/20/95                                     04/05/95

BAN8671            POTTER ROEMER                    *1    03/20/95
                                                          03/20/95                                     04/03/95

BAN8742            NATIONAL MARKETING SPECIALIST          03/20/95                                     04/24/95

BAN8995            KIRK PAPER AND GRAPHICS                03/20/95                                     04/03/95

BAN9182            CONTINENTAL LIFE & ACCIDENT            03/20195                                     04/03/95

BAN9423            OLSTEN STAFFING SERVICES          #    10/20/94                                     05/01/95
                                                     #    11/20/94                                     05/01/95
                                                     *    12/20/94
                                                    **    01/20/95
                                                    **    02/20/95
                                                    *4    03/20/96                                     05/15/95

2-100-188230       EVANTELL INC.                          04/24/95

2-622-183739       ALBERT FISHER FOODS INC

2-623-185439       BELLBOY CORPORATION (PARENT)        CR 02/16/95
                                                          04/16/95                                     05/09/95

2-637-183709-0001  FRANCE VACATIONS                       04/16/95                                     05/08/95

2-637-183709-0002  TAHITI VACATIONS                       04/16/95                                     05/09/95

2-637-183709-0003  AOM FRENCH AIRLINES                    04/16/95                                     05/08/95

2-637-184060       HAVEN OF MINSTRIES                     04/16/95

2-637-185050       DIRECTORS GUILD OF AMERICA

2-637-185112       BUREAU ONE                             04/16/95                                     04/27/95

2-637-185874       KEANE INC                              04/11/95

2-637-185876       DIRECTORIO DE PROFESIONALES            02/16/95
                   SUPERIORES                             03/16/95
                                                          04/16/95

2-637-186404-0007  DANIEL, MANN, JOHNSON & M         *    12/16/94
                                                    *2    04/16/95

2-698-183738       McCABE'S QUALITY FOODS

2-702-181906       FAVERT DEMAREST RUSSO
                   & LUTKEW

2-707-183698       CHANDLER ADVERTISING (PARE       *1    01/16/95
                                                          02/16/95
                                                          03/15/95
                                                    *3    04/16/95

2-707-183806       PPS SECURITY                           04/16/95

2-715-185102       SUN SPLASH TOURS INC                   02/16/95                                     04/19/95

2-720-182516       IRA I FISHER

2-720-184982       ALLIED BUYING CORPORATION              04/16/95                                     04/24/95

2-720-185656       DAVID ABRAMS/FBC IRA I. FISHER

2-721-185471       K. B. FOODS                            03/16/95                                     04/10/95
                                                          04/16/95                                     05/15/95

VENDOR #         AGG008 (CTM)

CONSORTIUM 2000

6167 BRISTOL PARKWAY, SUITE 300
COLVER CITY, CA 90230
310-827-4200

ONE PLUS COMMISSIONS
APRIL 1995


[ * All prices on this table have been omitted for purposes of confidentiality and are filed separately with the Securities and Exchange Commission.]


===================================================================================================================================

                                                       ----- AGING OF INVOICES AS OF 5/16/95 ----
                                                        1-30     31-60       61-90       Over 90
                                                        Days      Days        Days         Days
                                                        Past      Past        Past         Past
CUST #          CUSTOMER NAME                INVOICE   Invoice   Invoice     Invoice      Invoice   DATE    SHORT      COMM   COMM
                                               DATE     Date      Date        Date         Date    CLEARED   PAY       RATE    AMT
===================================================================================================================================
2-722-183732    VALLEY WIDE FLORISTS         04/16/95                                              05/05/96

2-800-165434    SECREPHONE LTD (PARENT) *1   05/16/94                                                         969.77
                                        *1   06/16/94                                                       2,058.53
                                         CR  06/16/94
                                        *1   07/16/94                                                       1,302.98    15.0%
                                        *1   08/16/94                                                       1,081.67    15.0%

2-852-183886    SHOPSMART, INC.              04/01/95                                              04/27/95             15.0%
                                             05/01/95

2-852-185436    FAMILY ARCHIVE PRESS         03/16/95                                                                   15.0%
                                             04/16/95                                                                   15.0%

2-852-188286    LAKEWOOD INSTRUMENTS         04/08/95                                              05/16/95             15.0%

2-852-343209    UNIVERSITY OF ARIZONA FOUNDATION                                                                        15.0%

2-854-058275    DANIEL,  MANN, JOHNSON &                                                                                15.0%
                MENDENHALL

2-854-058323    THE MUSIC CENTER OPERATIN 1  06/01/94                                                                   15.0%
                                         *3  04/01/95                                                                   15.0%
                                         *3  05/01/95                                                                   15.0%

2-854-058346    WILLIAM O'NEIL CO            01/16/95                                              05/09/95             15.0%
                                             04/16/95                                                                   15.0%

2-854-181589    CREDIT MANAGERS ASSOCIATION  04/16/95                                              05/02/95             15.0%

2-854-182106    S G WHOLESALE ROOFING SUP *  06/16/94                                                                   15.0%
                                         **  07/16/94                                                                   15.0%
                                         **  08/16/94                                                                   15.0%
                                         **  09/16/94                                                                   15.0%

2-854-182169    P E O'HAIR 12/WESTBURNE SUPP 04/16/95                                              05/08/95             15.0%

2-854-182341    PERFORMANCE PRODUCTS     *1  11/16/94                                                                   15.0%
                                         *3  03/16/95                                                                   15.0%
                                         *3  04/16/95                                                                   15.0%

2-854-183885    COMMUNITY HOSPITAL OF THE    04/16/95                                              05/02/95             15.0%
                MONTEREY PENNINSULA

2-854-183958    ERVIN, COHEN & JESSUP    #1  07/16/94                                              05/11/95             15.0%
                                         *1  08/16/94                                                                   15.0%
                                         #1  09/16/94                                              05/11/95             15.0%
                                         #1  10/16/94                                              05/11/95             15.0%
                                         #1  11/16/96                                              05/11/95             15.0%
                                         *3  02/16/95                                              03/27/95             15.0%
                                         *3  03/16/95                                              04/21/95             15.0%
                                         *3  04/16/95                                                                   15.0%

2-854-184014    A.S.U.                       04/16/95                                              05/01/95             15.0%

2-854-184015    L.F.P. INC                   03/16/95                                              04/24/95             15.0%
                                             04/16/95                                              05/03/95             15.0%

2-854-184063    AD PACK NORDEN                                                                                          15.0%

2-854-185103    MALIBU COMICS                04/16/95                                              05/08/95             15.0%

2-854-185348    AIMS MEDIA

2-854-185356    VANGUARD STUDIOS             03/16/95                                                                   15.0%
                                             04/16/95                                                                   15.0%

2-854-185403    NOVED, INC.               *  06/08/94                                                                   15.0%
                                          *  07/08/94                                                                   15.0%
                                         **  08/08/94                                                                   15.0%

2-854-185432    CONSORTIUM 2000          *1  10/01/94                                                                   15.0%
                                         *1  12/01/94                                                                   15.0%
                                         *1  01/01/95                                                                   15.0%
                                         *   02/01/95                                                                   15.0%
                                         *   05/01/95                                                                   15.0%

VENDOR #            AGG008(CTM)

CONSORTIUM 2000

6167 BRISTOL PARKWAY, SUITE 300
COLVER CITY, CA 90230
310-827-4200

ONE PLUS COMMISSIONS
APRIL 1995

[ * All prices on this table have been omitted for purposes of confidentiality and are filed separately with the Securities and Exchange Commission.]

==========================================================================================================================
                                                              AGING OF INVOICES AS OF 5/16/95
                                                             ----------------------------------
                                                              1-30     31-60    61-90  Over 90
                                                              Days      Days     Days    Days
                                                              Past      Past     Past    Past
CUST #            CUSTOMER NAME                     INVOICE  Invoice  Invoice  Invoice  Invoice   DATE   SHORT  COMM  COMM
                                                       DATE    Date     Date     Date     Date  CLEARED   PAY   RATE  AMT
==========================================================================================================================
2-854-185457      CONTRACTORS WARDROBE             03/16/95                                     04/19/95
                                                   04/16/95                                     05/15/95

2-854-185466      RULE DALE ENTERPRISES INC.                       *

2-854-185484      MAGNAVOX ELECTRONIC SYSTEM       04/16/95                                     05/01/95

2-854-185868-0001 PACIFIC GLOVE CO                 04/16/95                                     05/08/95

2-854-185688-0002 US SAFETY & SUPPLY INC

2-854-185877      INDUSTRIAL-METAL SUPPLY CO (P    04/16/95                                     05/09/95

2-854-185910      HUGO NEU-PROLER CO. (PARENT)     04/16/95                                     05/01/95

2-854-186617      CHAMPION TRAILER MANUFACTURING

2-854-208400      CONSORTIUM 2000                  11/16/93

2-854-209116      RADISSON VALLEY CENTER HOTEL

2-854-209117      IMPERIAL BANK                    03/16/95
                                                   04/16/95                                     05/01/95

2-854-209130      AHRAHAMMIAN, PAGLIOSSOTTI & TANAKA

2-854-209131      PUBLISHERS WEEKLY                04/16/95                                     05/15/95

2-854-209133      FRED HAYMAN

2-854-209141      ELLISON MACHINERY CO.      *1    06/15/94
                                             *4    04/16/95                                     05/05/95

2-854-209144      LANDAU PARTNERSHIP               03/16/95
                                                   04/16/95

2-858-185140      DIRECT ACCESS COMMUNICATION INC


2-858-185433      C & W FOOD SERVICE INC.          04/16/95                                     05/15/95

2-859-181117      FAB INC                          03/16/95                                     04/17/95
                                                   04/16/95

2-859-182013      ATLANTA DISTRIBUTION MASTER SE

2-859-182014      ATLANTA DISTRIBUTION MASTER SE

2-862-183703      ELKAY PLASTICS (BENSONVILLE)

2-862-183726      ROCK RIVER PROVISION CO., INC.   04/16/95                                     05/08/95

2-862-185266-0001 NATIONAL HEALTH SERVICES

2-862-185266-0002 CONTINENTAL MARKETING CORP.      04/01/95                                     04/24/95
                                                   06/01/95

2-862-185265-0003 HEALTHCARE REVIEW

2-862-185266-0004 CONTINENTAL LIFE & ACCIDENT      04/01/95                                     04/24/95
                                                   05/01/95

2-862-185266-0005 CONTINENTAL LIFE - BOISE         04/01/95                                     05/01/95
                                                   05/01/95

2-862-185266-0006 NATIONAL MARKETING SPECIALIST    03/01/95
                                                   04/01/95
                                                   05/01/95                                     05/08/95

2-862-185266-0007 PIONEER LIFE INSURANCE CO.       04/01/95                                     04/24/95
                                                   05/01/95

2-862-185266-0008 MANHATTAN NATIONAL LIFE          04/01/95                                     04/24/95
                                                   05/01/95

2-862-185266-0009 NATIONAL HEALTH SERVICES-WA      04/01/95                                     04/24/95
                                                   05/01/95

VENDOR #            AGG008 (CTM)

CONSORTIUM 2000

6167 BRISTOL PARKWAY, SUITE 300
COLVER CITY, CA 90230
310-827-4200

ONE PLUS COMMISSIONS
APRIL 1995

[ * All prices on this table have been omitted for purposes of confidentiality and are filed separately with the Securities and Exchange Commission.]

====================================================================================================================================
                                                           ----- AGING OF INVOICES AS OF 5/16195 ----
                                                              1-30     31-60        61-90     Over 90
                                                              Days      Days         Days       Days
                                                              Past      Past         Past       Past
CUST #             CUSTOMER NAME                   INVOICE  Invoice   Invoice      Invoice    Invoice   DATE     SHORT   COMM   COMM
                                                      DATE    Date      Date         Date       Date   CLEARED    PAY    RATE    AMT
====================================================================================================================================
2-862-185266-0010 PIONEER LIFE INSURANCE CO.   CR 03/01/95
                                                  04/01/95
                                                  05/01/95

2-862-185266-0011 CONTINENTAL LIFE & ACCIDENT     04/01/95                                             05/01/95
                  COMPANY - ITASCA                05/01/95

2-862-185266-0012 NATIONAL GROUP LIFE             04/01/95                                             04/20/95
                                                  05/01/95

2-862-185266-0013 NATIONAL MARKETING SPECIALIST   04/01/95                                             05/08/95
                                                  05/01/95

2-862-155266-0014 UNION BENEFIT LIFE INSURANCE CO

2-862-185266-0015 CONTINENTAL MARKETING-DALLA     04/01/95                                             05/06/95
                                                  05/01/95

2-862-185266-0016 MANHATTAN NATIONAL LIFE - BOO   04/01/95                                             04/24/95
                                                  05/01/95

2-862-185266-0017 ASSOCIATION MANAGEMENT CORP

2-862-185266-0018 CONTINENTAL MARKETING CORP      04/01/95                                             06/06/95
                         TAMPA                    05/01/95

2-862-185266-0019 DESIGN BENEFIT PLANS            03/01/95                                             05/08/95
                                                  04/01/95                                             05/08/95
                                                  05/01/95

2-862-185266-0020  PIONEER / PETER W. NAUERT      03/01/95
                                                  04/01/95                                             05/01/95
                                                  05/01/95

2-862-185266-0021 DESIGN BENEFIT PLANS        *1  12/01/94
                                              *   01/01/95
                                              *   02/01/95
                                              *3  03/01/95
                                              **  04/01/95
                                              **  05/01/95

2-862-185266-0022 NETWORK AIR MEDICAL SYSTEMS     05/01/95

2-862-185266-0025 THE BARNES GROUP KANSAS CIT     05/01/95

2-862-185266-0026 NATIONAL HEALTH SERVICES INC    05/01/95

2-862-185414      P.C.S. OF ILLINOIS              04/01/95                                             04/27/95
                                                  05/01/95

2-862-190451      P.C.S. OF ILLINOIS (PARENT)     03/01/95                                             04/27/95
                                                  04/01/95
                                                  05/01/95

2-863-185817      FARM BOY FOOD SERVICE           03/16/95                                             05/08/95
                                                  04/16/95                                             05/16/95

2-866-184981      SOMERSET FOOD SERVICE INC.      04/16/95

2-870-185551      SAV MAX FOODS INC. (PARENT  *   12/16/94
                                             *4   04/16/95                                             05/01/95

2-872-181976      WESTBURNE-SUPPLY (PARENT        04/16/95

2-872-184223      ADVANCED COMMUNICATIONS    #    07/16/94                                             05/05/95
                    TECHNOLOGIES             #    08/16/94                                             05/05/95
                                             #    09/16/94                                             05/05/95
                                             ##   10/16/94                                             05/05/95
                                             ##   11/16/94                                             05/05/95
                                             ##   12/15/94                                             05/05/95
                                             ##   01/16/95                                             05/05/95
                                             ##   02/16/95                                             05/05/95
                                             ##   03/16/95                                             05/05/95
                                                  04/16/95                                             05/05/95

VENDOR #            AGG008 (CTM)

CONSORTIUM 2000

6167 BRISTOL PARKWAY, SUITE 300
COLVER CITY, CA 90230
310-827-4200

ONE PLUS COMMISSIONS
APRIL 1995

[ * All prices on this table have been omitted for purposes of confidentiality and are filed separately with the Securities and Exchange Commission.]

================================================================================================================================
                                                               -- AGING OF INVOICES AS OF 5/16/95 --
                                                                 1-30    31-60    61-90    Over 90
                                                                 Days     Days     Days     Days
                                                                 Past     Past     Past     Past
CUST #        CUSTOMER NAME                            INVOICE  Invoice  Invoice  Invoice  Invoice   DATE    SHORT   COMM  COMM
                                                          DATE   Date     Date     Date     Date    CLEARED   PAY    RATE   AMT
================================================================================================================================
2-872-185223  D C SALES COMPANY INC. (PAREN           02/16/95
                                                      03/16/95
                                                      04/16/94

2-872-185364  BARRETT MOVING & STORAGE

2-872-185487  B & B INC.                         *    10/16/94
                                                 *    11/16/94
                                                 *    12/16/94
                                                **    01/16/95
                                                **    02/16/95
                                                **    03/16/95
                                                **    04/16/95

2-877-185237  GLITTERWRAP INC.                  *1    06/16/94
                                                   CR 06/16/94
                                                *1    07/16/94
                                                *1    08/16/94
                                                   CR 08/16/94
                                                *1    09/16/94
                                                *3 CR 09/16/94
                                                *3 CR 09/16/94
                                                *1    10/16/94
                                                *3    02/16/95                                      05/01/95
                                                *3    03/16/95
                                                *3    04/16/95

2-879-183767  UNITED SUPPLY (PARENT)                  04/16/95                                      05/04/95

2-879-185387  THE KASHKIN & KLICK INVESTMENT

2-879-186214  SCHREIBER FOODS INTERNATIONA            03/16/95                                      04/17/95
                                                      04/16/95                                      05/12/95

2-879-186928  STERLAND HOMES LTD.                     04/16/95                                      04/24/95

2-887-183966  EMCO FOOD SERVICE SYSTEM IPA            04/16/95

2-892-209118  VIATA CORPORATION

2-892-209119  CHECKTRONIC

2-892-209126  VAN CHEVROLET

2-892-355206  VIATA CORPORATION

2-893-183870  IDENTITY PROPERTIES INC. (PAREN         03/16/95                                      04/27/95
                                                      04/16/95

2-896-183743  ELKAY PLASTICS INC (SEATTLE)

2-896-185873  PICKERING INDUSTRIES INC.

2-896-206801  NACO

2-898-184061  MERRILL DISTRIBUTING INC
---------------------------------------------
TOTAL - ONE PLUS
=============================================

*  - Commission deducted for delinquent customer.

** - Commission held for delinquent customer

*1 - Commission deducted for delinquent customer (deduction is calculated on short pay).

*2 - Commission released on delinquent customer because other than the one invoice that is in the "Over 90 Day" Column, the account is current.

*3 - Commission released on delinquent customer because partial payments have been made.

*4 - Commission released on delinquent customer because invoice has been paid.

 # - Delinquent invoice that has been paid.

VENDOR #        AGG008 (CTM)

CONSORTIUM 2000

6167 BRISTOL PARKWAY, SUITE 300
COLVER CITY.  CA 90230
310-827-4200

ONE PLUS COMMISSIONS
APRIL 1995

[ * All prices on this table have been omitted for purposes of confidentiality and are filed separately with the Securities and Exchange Commission.]


==========================================================================================================================
                                                              AGING OF INVOICES AS OF 5/16/95
                                                             ----------------------------------
                                                              1-30     31-60    61-90  Over 90
                                                              Days      Days     Days    Days
                                                              Past      Past     Past    Past
CUST #            CUSTOMER NAME                     INVOICE  Invoice  Invoice  Invoice  Invoice   DATE   SHORT  COMM  COMM
                                                       DATE    Date     Date     Date     Date  CLEARED   PAY   RATE  AMT
==========================================================================================================================

#1. Short-paid invoice that has been paid in full.
Invoice has now been paid.

1) - All invoices for Viata & Checktronic for the period 11/1/91 through
9/30/92 will not be charged back commissions in accordance with the letter from Larry Littlefield dated March 12, 1993.

NOTE: Some of the invoices have pay dates that are prior to the invoice date. The main cause for this is un-applied cash (or credits) that have been moved to the invoices. The original date (the date cash was received by treasury) remains as the transaction date.

PREPARED BY: P. JERVIS. 5/20/95


                                  SCHEDULE 1A

                              POTENTIAL CUSTOMERS

                                 [See attached]

                        [To Be Supplied By Sales Agency]

                               ADD ON CLIENT LIST

       COMPANY                              LOCATION                               SERVICE TYPE                     CARRIER
   JENE BRAY DBA CALFO                   BUHL                                     EQUAL ACCESS                      LDDS
   CONTINENTAL MARKETING                 TAMPA, FL                                800                               WILTEL
     HATTAN NATIONAL LIFE                CINCINNATI OH                            T-1                               WILTEL

   Cs                                    CHICAGO, IL                              T-1                               WILTEL
  ASSOCIATED BRAKE & SUPPLY              GARDENA CA                               T-1                               WILTEL
  ASSOCIATED TRUCK & BRAKE               FRESNO                                   LEASED LINE                       WILTEL
   LANDATA                               GLENDALE                                 LEASED LINE                       WILTEL
  LANDATA INC                            GLENDALE CA                              T-1                               WILTEL
  & W FOOD SERVICE                       TALLAHASSEE, FL                          EQUAL ACCESS                      WILTEL
  LAAG FOODS & POULTRY                   BREESE, IL                               800                               LDDS
  LAAG FOODS POULTRY  INC                BREESE, IL                               EQUAL ACCESS                      LDDS

  MLINGS FLOWERLAND                      HINSDALE                                 800                               LDDS
  MLINGS FLOWERLAND                      HINSDALE                                 EQUAL ACCESS                      LDDS

  CRAWFORD COUNTY TITLE CO.              CUBA                                     800                               LDDS
  CRAWFORD COUNTY TITLE CO.              CUBA                                     EQUAL  ACCESS                     LDDS
  EDITH IRONS ART STUDIO                 CHOUTEAU, OK                             EQUAL  ACCESS                     LDDS
  JENE BRAY DBA CALFO                    BUHL                                     EQUAL  ACCESS                     LDDS
  JAMES D. WILLIAMS                      NEWTON FALLS                             EQUAL  ACCESS                     WILTEL
  STEELVILLE MANUFACTURING               STEELVILLE                               EQUAL  ACCESS                     LDDS
  SUSAN OGILVIE                          SUNNYVALE                                EQUAL  ACCESS                     LDDS
  WOODWARD & ASSOCIATES                  CUBA                                     EQUAL  ACCESS                     LDDS
  HAAKER EQUIPMENT CO.INC.               POMONA                                   800                               LDDS
  HAAKER EQUIPMENT CO.INC.               POMONA                                   EQUAL  ACCESS                     LDDS
  CENTRAL AIR CONDITIONING               WINSTON SALEM NC                         LEASED LINE                       WILTEL
  UNFINISHED FURNITURE                   GREENSBORO                               LEASED LINE                       WILTEL